After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:    October 13, 2000

ANN & ROBERT H. LURIE FOUNDATION             SAMSTOCK, L.L.C. (1)

By:      /s/ Ann Lurie                       By:    /s/ Donald J. Liebentritt*
         ----------------------                     --------------------------
Name:     Ann Lurie                          Name:      Donald J. Liebentritt
         ----------------------                     --------------------------
Title:    President                          Title:  Vice-President
         ----------------------                     --------------------------

JACKSON SQUARE PARTNERS, L.P.                JACKSON SQUARE MANAGEMENT, LLC

By:      Jackson Square Management, LLC

Its:     General Partner

         By:       Will K. Weinstein         By:      Will K. Weinstein
                   Revocable Trust                    Revocable Trust
                   UTA dated 2-27-90                  UTA dated 2-27-90
                                             Its:     Executive Member-Manager

         By:   /s/ Will K. Weinstein         By:      /s/ Will K. Weinstein
               ---------------------                  ---------------------
         Name:     Will K. Weinstein         Name:        Will K. Weinstein
               ---------------------                  ---------------------
         Title:   Trustee                    Title:       Trustee
               -------------------                        -------------------

WILL K. WEINSTEIN                            JB CAPITAL MANAGEMENT, INC. (1)
REVOCABLE TRUST
UTA dated 2-27-90

By:      /s/ Will K. Weinstein                   By:  /s/ Jerome Blank*
         ---------------------                        -------------------
Name:        Will K. Weinstein                   Name:    Jerome Blank
         ---------------------                        -------------------
Title:       Trustee                             Title:   President
         -------------------                          -------------------

BERNARD OSHER TRUST                          AEOW '96, LLC
UTA dated 3-8-88

By:      /s/ Bernard Osher                   By:      Will K. Weinstein
         ---------------------                        Revocable Trust
Name:        Bernard Osher                            UTA dated 2-27-90
         ---------------------               Its:     Executive Member-Manager
Title:   Trustee
         -------------------                 By:      /s/ Will K. Weinstein
                                                      ---------------------
                                             Name:        Will K. Weinstein
                                                      ---------------------
                                             Title:   Trustee
                                                      ---------------------
*By: /s/ Richard F. Levy
    -------------------------
         Richard F. Levy
         Attorney-in-Fact

(1) A power of attorney authorizing Richard F. Levy to act on behalf of this Reporting Person has previously been filed with the SEC.

HELLER FAMILY L.P. (1)                       RHH COMPANY (1)
By:      RHH Company                         By:      /s/ Harvey Heller*
Its:     General Partner                              -------------------

                                             Name:        Harvey Heller
By:      /s/ Harvey Heller*                            -------------------
         ---------------------               Title:       President
Name:        Harvey Heller                            -------------------
         ---------------------
Title:       President
         ---------------------

/s/ Mark Slezak                                  /s/ Jeanmaire Weinstein
-------------------                              -----------------------
Mark Slezak                                      Jeanmaire Weinstein

/s/ Jerome Blank*                                /s/ Andrew Blank*
-------------------                              -----------------------
Jerome Blank (1)                                 Andrew Blank (1)

/s/ F. Philip Handy*                             /s/ Harry Heller Falk*
-------------------                              -----------------------
F. Philip Handy (1)                              Harry Heller Falk (1)

/s/ Will K. Weinstein                            /s/ Peter Imber
---------------------                            -----------------------
Will K. Weinstein                                Peter Imber

/s/ Scott Dalton                                 /s/ Michiko D. Baldridge
-------------------                              ------------------------
Scott Dalton                                     Michiko D. Baldridge

/s/ Richard L. Haydon*                           /s/ Bernard Osher
---------------------                            ------------------------
Richard L. Haydon (1)                            Bernard Osher

BEDFORD OAK PARTNERS, L.P.                  BEDFORD OAK ADVISORS, LLC

By:      Bedford Oak Advisors, LLC
Its:     Investment Advisor

         By:  /s/ Harvey P. Eisen            By:      /s/ Harvey P. Eisen
               ---------------------               ---------------------
         Name:    Harvey P. Eisen            Name:        Harvey P. Eisen
               ---------------------               ---------------------
         Title:   Managing Member            Title:       Managing Member
               -------------------                     -------------------

/s/ Harvey P. Eisen
---------------------
Harvey P. Eisen

*By: /s/ Richard F. Levy
    -------------------------
         Richard F. Levy
         Attorney-in-Fact

--------------------------
(1) A power of attorney authorizing Richard F. Levy to act on behalf of this Reporting Person has previously been filed with the SEC.

                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:    October 13, 2000

ANN & ROBERT H. LURIE FOUNDATION             SAMSTOCK, L.L.C. (1)
By:      /s/ Ann Lurie                       By:    /s/ Donald J. Liebentritt*
         -------------------                        -------------------
Name:        Ann Lurie                       Name:      Donald J. Liebentritt
         -------------------                        -------------------
Title:   President                           Title: Vice-President
         -------------------                        -------------------

JACKSON SQUARE PARTNERS, L.P.                JACKSON SQUARE MANAGEMENT, LLC
By:      Jackson Square Management, LLC
Its:     General Partner

         By:       Will K. Weinstein         By:      Will K. Weinstein
                   Revocable Trust                    Revocable Trust
                   UTA dated 2-27-90                  UTA dated 2-27-90
                                             Its:     Executive Member-Manager

         By:   /s/ Will K. Weinstein         By:      /s/ Will K. Weinstein
               ---------------------                  ---------------------
         Name:     Will K. Weinstein         Name:        Will K. Weinstein
               ---------------------                  ---------------------
         Title:   Trustee                    Title:       Trustee
               -------------------                    -------------------

WILL K. WEINSTEIN                            JB CAPITAL MANAGEMENT, INC. (1)
REVOCABLE TRUST
UTA dated 2-27-90

By:      /s/ Will K. Weinstein               By:      /s/ Jerome Blank*
         ---------------------                        -------------------
Name:        Will K. Weinstein               Name:        Jerome Blank
         ---------------------                        -------------------
Title:   Trustee                             Title:   President
         -------------------                        -------------------

BERNARD OSHER TRUST                          AEOW `96, LLC

UTA dated 3-8-88

By:      /s/ Bernard Osher                   By:      Will K. Weinstein
         ---------------------                        Revocable Trust
Name:        Bernard Osher                            UTA dated 2-27-90
         ---------------------               Its:     Executive Member-Manager
Title:   Trustee
         -------------------                 By:      /s/ Will K. Weinstein
                                                      ---------------------
                                             Name:        Will K. Weinstein
                                                      ---------------------
                                             Title:   Trustee
                                                      ---------------------
*By: /s/ Richard F. Levy
    -------------------------
         Richard F. Levy
         Attorney-in-Fact

(1) A power of attorney authorizing Richard F. Levy to act on behalf of this Reporting Person has previously been filed with the SEC.

HELLER FAMILY L.P. (1)                       RHH COMPANY (1)
By:      RHH Company                         By:      /s/ Harvey Heller*
Its:     General Partner                              -------------------
                                             Name:        Harvey Heller
By:      /s/ Harvey Heller*                           -------------------
         ---------------------               Title:   President
Name:        Harvey Heller                            -------------------
         ---------------------
Title:   President
         ---------------------


/s/ Mark Slezak                                  /s/ Jeanmaire Weinstein
-------------------                              -----------------------
Mark Slezak                                      Jeanmaire Weinstein

/s/ Jerome Blank*                                /s/ Andrew Blank*
-------------------                              -----------------------
Jerome Blank (1)                                 Andrew Blank (1)

/s/ F. Philip Handy*                             /s/ Harry Heller Falk*
-------------------                              -----------------------
F. Philip Handy (1)                              Harry Heller Falk (1)

/s/ Will K. Weinstein                            /s/ Peter Imber
---------------------                            -----------------------
Will K. Weinstein                                Peter Imber

/s/ Scott Dalton                                 /s/ Michiko D. Baldridge
-------------------                              ------------------------
Scott Dalton                                     Michiko D. Baldridge

/s/ Richard L. Haydon*                           /s/ Bernard Osher
---------------------                            ------------------------
Richard L. Haydon (1)                            Bernard Osher

BEDFORD OAK PARTNERS, L.P.                  BEDFORD OAK ADVISORS, LLC

By:      Bedford Oak Advisors, LLC
Its:     Investment Advisor

         By:  /s/ Harvey P. Eisen             By:       /s/ Harvey P. Eisen
               ---------------------                ---------------------
         Name:    Harvey P. Eisen             Name:         Harvey P. Eisen
               ---------------------                ---------------------
         Title:   Managing Member             Title:        Managing Member
               -------------------                      -------------------

/s/ Harvey P. Eisen
---------------------
Harvey P. Eisen

*By: /s/ Richard F. Levy
    -------------------------
         Richard F. Levy
         Attorney-in-Fact
--------------------------
(1) A power of attorney authorizing Richard F. Levy to act on behalf of this Reporting Person has previously been filed with the SEC.